Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	630.36
Total Transaction Valuation	4,564,500.00
Total Offset Amount	0.00
Net Fee	$ 630.36